                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                        ------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 9, 2001

                        ------------------------------



                           METRO-GOLDWYN-MAYER INC.
            (Exact name of registrant as specified in its charter)



            DELAWARE                     1-13481               95-4605850
  (State or other jurisdiction         (Commission          (I.R.S. Employer
  of incorporation or organization)    File Number)       Identification No.)



    2500 Broadway Street, Santa Monica, CA                        90404
   (Address of Principal Executive Offices)                     (Zip Code)

                              -------------------


                                (310) 449-3000
                        ------------------------------
             (Registrant's telephone number, including area code)

                                     None
                        ------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events

         Attached hereto as Exhibit 23 is the consent of Arthur Andersen LLP with respect to the incorporation by reference of such firm's report dated February 8, 2001included in Metro-Goldwyn-Mayer Inc.'s Form 10-K for the fiscal year ended December 31, 2000 into various previously filed Registration Statements of Metro-Goldwyn-Mayer Inc.


Item 7.  Exhibits


       23   Consent of Arthur Andersen LLP

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               METRO-GOLDWYN-MAYER INC.



Date: March 9, 2001            By: /s/ JAY RAKOW
                                  --------------------------------------------
                                     Name:  Jay Rakow
                                     Title: Senior Executive Vice President
                                            and General Counsel